Exhibit 99.906CERT

CERTIFICATIONS

I, J. Alan Reid, Jr., President & Trustee of Forward Funds (the “registrant”), on behalf of its series, the Forward Emerging Markets Fund, Forward International Equity Fund, Forward International Small Companies Fund, Forward Large Cap Equity Fund, Forward Banking and Finance Fund, Forward Growth Fund, Forward Legato Fund, Forward Long/Short Credit Analysis Fund, Forward International Fixed Income Fund, Forward Tactical Growth Fund, Forward Real Estate Fund, Forward Small Cap Equity Fund, Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund and Forward Strategic Realty Fund, hereby certify that:

1.	This Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President and Trustee

Date:	March 9, 2010

I, Barbara Tolle, Treasurer of Forward Funds (the “registrant”), on behalf of its series, the Forward Emerging Markets Fund, Forward International Equity Fund, Forward International Small Companies Fund, Forward Large Cap Equity Fund, Forward Banking and Finance Fund, Forward Growth Fund, Forward Legato Fund, Forward Long/Short Credit Analysis Fund, Forward International Fixed Income Fund, Forward Tactical Growth Fund, Forward Real Estate Fund, Forward Small Cap Equity Fund, Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Select Income Fund and Forward Strategic Realty Fund, hereby certify that:

1.	This Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Barbara Tolle
Barbara Tolle
Treasurer

Date:	March 9, 2010